                                                                   Exhibit 10.18

================================================================================

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California
            (hereinafter collectively referred to as the "Company")



Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Homeowners (Section I), Fire, Allied Lines, Commercial Multiple Peril (Section I), Automobile Physical Damage, Earthquake and Inland Marine, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


Article II - Term

A. This Contract shall become effective on April 1, 1995, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until March 31, 1996, both days inclusive. However, if the Reinsurer sustains no loss hereunder from loss occurrences commencing on or prior to December 31, 1995, this Contract shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Article III - Territory

This Contract shall apply to the territorial limits set forth in the Company's policies reinsured hereunder.


Article IV - Exclusions

This Contract does not apply to and specifically excludes the following:

    1. All lines of business not included in Article I.

    2. All excess of loss reinsurance assumed by the Company.

    3. Reinsurance assumed by the Company under obligatory reinsurance agreements, except agency reinsurance where the policies involved are to be reunderwritten in accordance with the underwriting standards of the Company and reissued as Company policies at the next anniversary or expiration date.

    4. Financial guarantee and insolvency.

    5. All Accident and Health, Fidelity and Surety, Boiler and Machinery, Ocean Marine, Workers' Compensation and Credit business when written as such.

    6. Flood and/or earthquake when written as such.

    7. Mortgage Impairment insurances and similar kinds of insurances, however styled.

    8. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

    9. Risks excluded under the provisions of the "Total Insured Value Exclusion Clause" attached to and forming part of this Contract.

   10. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but this exclusion shall not apply to loss or damage covered under a standard policy with a standard War Exclusion Clause.

   11. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool,

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

       association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

   12. Liability as a member, subscriber or reinsurer of any Pool, Syndicate or Association; and any combination of insurers or reinsurers formed for the purpose of covering specific perils, specific classes of business or for the purpose of insuring risks located in specific geographic areas; but this exclusion shall not apply to FAIR Plans or to Coastal Pools, Beach Plans or similar plans, however styled. It is understood and agreed, however, that this reinsurance does not include any increase in liability to the Company resulting from (a) the inability of any other participant in a FAIR Plan, Coastal Pool, Beach Plan or similar plan to meet its liability, or (b) any claim against such a FAIR Plan, Coastal Pool, Beach Plan or similar plan, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. The Company shall retain, in addition to its initial retention on each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies.

C. The Company shall be permitted to carry excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

    1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

    2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer within 60 days after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer provided by this Contract shall not exceed either of the following:

    1. The amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

    2. The amount, shown as "Reinsurer's Annual Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


Article VII - Loss Occurrence (BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

    1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

       event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

    2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

    3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

    4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article VIII - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including interest on judgments, extra contractual obligations, loss resulting from the reformation or liberalization

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

   of policies, litigation expenses and all other loss adjustment expense, except office expenses and salaries of the Company's regular employees) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Extra contractual obligations" as used herein shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. Notwithstanding anything stated herein, this Contract shall not apply to any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. As respects amounts paid by the Company subject to this Contract for debris removal, including cleanup of pollutants, as respects business classified as commercial property, "loss" shall mean an amount not to exceed 30.0% of the direct physical loss or damage paid by the Company, for any one loss, any one location, any one insured. "Loss" is further restricted to include only such claims for debris removal, including cleanup of pollutants, reported to the Company not more than 180 days immediately following the direct physical loss or damage.

D. "Pollutant" as used herein shall mean any solid liquid, gaseous, or thermal irritant or contaminant, including, but not limited to smoke, vapor, soot, fumes, acids, alkalis, chemicals and waste. Waste includes materials to be recycled, reconditioned or reclaimed.



Article IX - Loss Notices and Settlements

A. Whenever a loss sustained by the Company appears likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of the loss at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract, and either under the strict conditions of the Company's policies or by way of compromise, shall be unconditionally binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

C. All salvage and recoveries received subsequent to a loss settlement under this Contract shall be applied as if received prior to said loss settlement, and all necessary adjustment shall be made between the Company and the Reinsurer immediately following receipt by the Company of such salvage or recoveries.


Article X - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XI - Reinsurance Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

   1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto; or, in the event the early termination provision outlined in paragraph A of Article II is exercised by the Company, the amount shown as "Early Expiration Minimum Premium" for that excess layer in Schedule A attached hereto.

   2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on April 1, July 1 and October 1 of 1995, and January 1, 1996. However, in the event that the Company elects to terminate this contract in accordance with the early expiration provision outlined in paragraph A of
   Article II, the Company shall not be required to pay the deposit due January 1, 1996.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, for multiple peril policies with indivisible premiums, if any, 80.0% of the total Homeowners basic policy premium and 70.0% of the total basic Commercial Multiple Peril policy premium shall be considered subject premium.


Article XII - Offset

The Company or the Reinsurer may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this Contract or under any other reinsurance contract heretofore or hereafter entered into between the Company and the Reinsurer, whether acting as assuming reinsurer or ceding company.


Article XIII - Inspection of Records

The Reinsurer may inspect the records of the Company pertaining to the risks reinsured hereunder.


Article XIV - Net Retained Lines (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XV - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Article XVI - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVII - Taxes (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.


Article XVIII - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XIX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) by:

    1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

    2. Escrow accounts for the benefit of the Company; and/or

    3. Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

    1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

    2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

    3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

    4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Article XX - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXI - Arbitration (BRMA 6J)

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

   30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXII - Service of Suit  (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of any court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

   an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIII - Assignments and Changes of Interest

No assignment or change of the Company's interest hereunder, whether voluntary or involuntary and whether by merger or reinsurance of its entire business with another company or otherwise, shall be binding upon the Reinsurer.


Article XXIV - Agency Agreement

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXV - Intermediary (BRMA 23A)

E. W. Blanch Co. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Reinsurance Services, 3500 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Los Angeles, California,  this         day of                           199  .
                               -------        -------------------------    --


                -------------------------------------------------------------
                Mercury Casualty Company
                Mercury Insurance Company
                California Automobile Insurance Company
                California General Underwriters Insurance Company, Inc.










                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                                  Schedule A


                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                                   issued to

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        all of Los Angeles, California




                                                          Second        Third
                                                          Excess        Excess

Company's Retention                                    $10,000,000   $17,500,000

Reinsurer's Per Occurrence Limit                       $ 7,500,000   $12,500,000

Reinsurer's Annual Limit                               $15,000,000   $25,000,000

Annual Minimum Premium                                 $   477,200   $   557,133

Early Expiration Minimum Premium                       $   357,900   $   417,850

Premium Rate
  Class of Business other than Auto Physical Damage          3.369%        3.733%
  Auto Physical Damage                                       0.250%        0.350%

Annual Deposit Premium                                 $   596,500   $   696,416

Quarterly Deposit Premium                              $   149,125   $   174,104

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                               Table of Contents


   Article                                                    Page

       I  Classes of Business Reinsured                         1

      II  Term                                                  1

     III  Territory                                             2

      IV  Exclusions                                            2

       V  Retention and Limit                                   3

      VI  Reinstatement                                         3

     VII  Loss Occurrence (BRMA 27A)                            4

    VIII  Definitions                                           5

      IX  Loss Notices and Settlements                          6

       X  Salvage and Subrogation                               7

      XI  Reinsurance Premium                                   7

     XII  Offset                                                8

    XIII  Inspection of Records                                 8

     XIV  Net Retained Lines (BRMA 32B)                         8

      XV  Errors and Omissions (BRMA 14F)                       8

     XVI  Currency (BRMA 12A)                                   9

    XVII  Taxes (BRMA 50C)                                      9

    XIII  Federal Excise Tax (BRMA 17A)                         9

     XIX  Unauthorized Reinsurers                               9

      XX  Insolvency                                           11

     XXI  Arbitration (BRMA 6J)                                11

    XXII  Service of Suit  (BRMA 49C)                          12

   XXIII  Assignments and Changes of Interest                  13

    XXIV  Agency Agreement                                     13


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

     XXV  Intermediary (BRMA 23A)                              13


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                    Certain Underwriting Members of Lloyd's
                 shown in the Signing Schedule attached hereto
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                          Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 6.70%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, the Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule attached hereto.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                          Certain Insurance Companies
               shown in the Signing Schedule(s) attached hereto
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                          Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 8.30%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedule(s) attached hereto.


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                       Abeille Reassurances, U.S. Branch
                              New York, New York
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 4.00%  of the Second Excess Catastrophe Reinsurance
                    0%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this          day of                                 199  .
                          --------        -------------------------------    --


                ---------------------------------------------------------------
                Abeille Reassurances, U.S. Branch


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                                 Allmerica Re
                                 A Division of
                         The Hanover Insurance Company
                            Bedford, New Hampshire
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.25% of the Second Excess Catastrophe Reinsurance 1.50% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey,  this         day of                            199  .
                                -------        --------------------------    --



                ---------------------------------------------------------------
                Allmerica Re, A Division of The Hanover Insurance Company



                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                            AXA Reinsurance Company
                             Wilmington, Delaware
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 10.00% of the Second Excess Catastrophe Reinsurance 10.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York,  this         day of                                  199  .
                          -------        --------------------------------    --


                ---------------------------------------------------------------
                AXA Reinsurance Company



                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                   First Excess and Reinsurance Corporation
                             Overland Park, Kansas
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                        issued to and duly executed by

                           Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                  9.00%  of the Second Excess Catastrophe Reinsurance
                 10.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Overland Park, Kansas,  this         day of                               199  .
                             -------        -----------------------------    --


                ---------------------------------------------------------------
                First Excess and Reinsurance Corporation



                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                      of

                          Kemper Reinsurance Company
                             Long Grove, Illinois
           (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                               Second and Third
                          Property Excess Catastrophe
                             Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                        All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 6.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Long Grove, Illinois,  this         day of                                199  .
                            -------        ------------------------------    --


                ---------------------------------------------------------------
                Kemper Reinsurance Company

                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                      Nationwide Mutual Insurance Company
                                 Columbus, Ohio
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 3.00% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Columbus, Ohio, this         day of                                      199   .
                     -------        ------------------------------------    ---


                ---------------------------------------------------------------
                Nationwide Mutual Insurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                         Prudential Reinsurance Company
                                Dover, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 13.00%  of the Second Excess Catastrophe Reinsurance
                     0%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Newark, New Jersey, this         day of                                  199   .
                         -------        --------------------------------    ---


                ---------------------------------------------------------------
                Prudential Reinsurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                       San Francisco Reinsurance Company
                               Novato, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 6.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Novato, California, this         day of                                  199   .
                         -------        --------------------------------    ---


                ---------------------------------------------------------------
                San Francisco Reinsurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                          Security Reinsurance Company
                            Farmington, Connecticut
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 0.50% of the Second Excess Catastrophe Reinsurance 0.50% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Farmington, Connecticut, this         day of                             199   .
                              -------        ---------------------------    ---


                ---------------------------------------------------------------
                Security Reinsurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                        Signet Star Reinsurance Company
                              Wilmington, Delaware
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Florham Park, New Jersey, this         day of                            199   .
                               -------        --------------------------    ---


                ---------------------------------------------------------------
                Signet Star Reinsurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                         Sydney Reinsurance Corporation
                           Philadelphia, Pennsylvania
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 4.25% of the Second Excess Catastrophe Reinsurance 3.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this         day of                                  199   .
                         -------        --------------------------------    ---


                ---------------------------------------------------------------
                Sydney Reinsurance Corporation














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                         United Fire & Casualty Company
                               Cedar Rapids, Iowa
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 1.00% of the Second Excess Catastrophe Reinsurance 1.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cedar Rapids, Iowa, this         day of                                  199   .
                         -------        --------------------------------    ---


                ---------------------------------------------------------------
                United Fire & Casualty Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                            USF RE Insurance Company
                             Boston, Massachusetts
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 2.00%  of the Second Excess Catastrophe Reinsurance
                    0%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Costa Mesa, California, this         day of                              199   .
                             -------        ----------------------------    ---


                ---------------------------------------------------------------
                USF RE Insurance Company














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                        Vesta Fire Insurance Corporation
                              Birmingham, Alabama
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 40.00% of the Second Excess Catastrophe Reinsurance 25.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Birmingham, Alabama, this         day of                                 199   .
                          -------        -------------------------------    ---


                ---------------------------------------------------------------
                Vesta Fire Insurance Corporation














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                 Winterthur Reinsurance Corporation of America
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                 5.00% of the Second Excess Catastrophe Reinsurance 1.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this         day of                                  199   .
                         -------        --------------------------------    ---


                ---------------------------------------------------------------
                Winterthur Reinsurance Corporation of America














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                          Various Lloyd's Underwriters
                                    through
                             Patriot Re Corporation
                             Princeton, New Jersey
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 1.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it













                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Princeton, New Jersey, this         day of                               199   .
                            -------        -----------------------------    ---


                ---------------------------------------------------------------
                Patriot Re Corporation
                (for and on behalf of Underwriters at Lloyd's as evidenced by the attached Contract)












                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                          Renaissance Reinsurance Ltd.
                               Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 6.50%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this         day of                                   199   .
                        -------        ---------------------------------    ---


                ---------------------------------------------------------------
                Renaissance Reinsurance Ltd.














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                      Interests and Liabilities Agreement

                                       of

                                   Europa Re
                                Cologne, Germany
            (hereinafter referred to as the "Subscribing Reinsurer")

                              with respect to the

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                         issued to and duly executed by

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                    0%  of the Second Excess Catastrophe Reinsurance
                 2.00%  of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective on April 1, 1995, and shall continue in force until March 31, 1996, both days inclusive. However, if the "Reinsurer" under the attached Contract sustains no loss from loss occurrences commencing on or prior to December 31, 1995, this Agreement shall, upon notice from the Company prior to December 31, 1995, expire on December 31, 1995.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it


                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Cologne, Germany, this         day of                                    199   .
                       -------        ----------------------------------    ---


                ---------------------------------------------------------------
                Europa Re














                                                                E. W. BLANCH CO.
================================================================================
                                                            Reinsurance Services

================================================================================

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California













                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street



================================================================================

================================================================================

                         Minneapolis, Minnesota  55431
















================================================================================

================================================================================

                                Second and Third
                          Property Excess Catastrophe
                              Reinsurance Contract
                           Effective:  April 1, 1995

                                   issued to

                            Mercury Casualty Company
                           Mercury Insurance Company
                    California Automobile Insurance Company
                                      and
            California General Underwriters Insurance Company, Inc.
                         All of Los Angeles, California



                     Second Excess Catastrophe Reinsurance

                   Reinsurers                                Participations

Abeille-Paix Management, Incorporated
  (for Abeille Reassurances, U.S. Branch)                     4.00%
Allmerica Re, A Division of The Hanover Insurance Company     1.25
AXA Reinsurance Company                                      10.00
First Excess and Reinsurance Corporation                      9.00
Nationwide Mutual Insurance Company                           3.00
Prudential Reinsurance Company                               13.00
Security Reinsurance Company                                  0.50
Signet Star Reinsurance Company                               2.00
Sydney Reinsurance Corporation                                4.25
United Fire & Casualty Company                                1.00
USF RE Insurance Company                                      2.00
Vesta Fire Insurance Corporation                             40.00
Winterthur Reinsurance Corporation of America                 5.00

Total                                                        95.00% part of
                                                             100% share in
                                                             the interests and
                                                             liabilities of the
                                                             "Reinsurer"


================================================================================

================================================================================






















================================================================================

================================================================================

                      Third Excess Catastrophe Reinsurance


                   Reinsurers                                Participations

Allmerica Re, A Division of The Hanover Insurance Company     1.50%
AXA Reinsurance Company                                      10.00
First Excess and Reinsurance Corporation                     10.00
Kemper Reinsurance Company                                    6.00
Nationwide Mutual Insurance Company                           3.00
Patriot Re Corporation (for Various Lloyd's Underwriters)     1.50
Renaissance Reinsurance Ltd.                                  6.50
San Francisco Reinsurance Company                             6.00
Security Reinsurance Company                                  0.50
Signet Star Reinsurance Company                               3.00
Sydney Reinsurance Corporation                                3.00
United Fire & Casualty Company                                1.00
Vesta Fire Insurance Corporation                             25.00
Winterthur Reinsurance Corporation of America                 1.00

Through Swire Blanch Europe
Europa Re                                                     2.00

Through Nelson Hurst Reinsurance Brokers Limited
Lloyd's Underwriters and Companies
  Per Signing Schedule(s)                                    15.00

Total                                                        95.00% part of
                                                             100% share in
                                                             the interests and
                                                             liabilities of the
                                                             "Reinsurer"




                                E. W. Blanch Co.

                              Reinsurance Services

                             3500 West 80th Street


================================================================================

================================================================================

                         Minneapolis, Minnesota  55431



















================================================================================
                                                                     Page 4 of 2